  C L I F F O R D                                  LIMITED LIABILITY PARTNERSHIP
  C H A N C E

                                                                  CONFORMED COPY

                                  HSBC BANK PLC
                            as Transferor and Offeror

                      TURQUOISE RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee

            ---------------------------------------------------------

                         RECEIVABLES SECURITISATION DEED

            ---------------------------------------------------------

                                             CONTENTS

CLAUSE                                                                                         PAGE

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THIS DEED is made on the 23 May 2006

BY AND BETWEEN

(1)   HSBC BANK PLC, a company registered in England and Wales (registered number 14259) having its registered office at 8 Canada Square, London E14
      5HQ (in this capacity, the "OFFEROR" and "TRANSFEROR"); and

(2)   TURQUOISE RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registration number 92324 and having its registered office at 26 New
      Street, St Helier, Jersey (the "RECEIVABLES TRUSTEE" which shall include its permitted successors as trustee or trustees of the Receivables Trust).

WHEREAS

(A)   The Transferor has owed to it at present and expects to have owed to it in the future Receivables arising in the course of its business.

(B)   The Transferor and the Receivables Trustee have agreed, upon the terms and subject to the conditions of this Deed, that for the purposes of facilitating a possible securitisation, the Transferor may from time to time offer to assign all Receivables (both Existing Receivables and Future
      Receivables) arising on Accounts nominated to become Designated Accounts to the Receivables Trustee and the Receivables Trustee may, if it so
      determines, from time to time accept any such offer in the manner provided for in Clause 3.4.

(C)   It is acknowledged by all the parties hereto that any assignment made or to be made in consequence of any acceptance of any Offer made pursuant to this Deed will take effect at all times as an equitable assignment unless and until a Notice of Assignment is given in respect of it in accordance with Clause 6.6 and any other actions necessary to perfect the assignment have been taken.

NOW IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1   Whenever used in this Deed, the words and phrases defined in the Master
      Definitions Schedule set out in Schedule 6 of the Receivables Trust Deed
      and Servicing Agreement of even date herewith the parties hereto shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein (including the recitals hereto).

1.2   In this Deed:

      1.2.1   a "CLAUSE" or "SCHEDULE" is, subject to any contrary indication, a reference to a Clause hereof or a schedule hereto;

      1.2.2   "STAMP DUTY" shall be construed as a reference to any stamp, registration or other transaction or documentary tax (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

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      1.2.3   the "ADMINISTRATION", "BANKRUPTCY", "DISSOLUTION", "INSOLVENCY",
              "LIQUIDATION", "RECEIVERSHIP" or "WINDING-UP" of any person shall be construed so as to include any equivalent or analogous
              proceedings under the laws of the jurisdiction in which such person is incorporated (or, if not a company or corporation, domiciled) or any jurisdiction in which such person carries on business.

      1.2.4   "(POUND)" and "STERLING" denote the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland.

1.3   Save where the contrary is indicated, any reference in this Deed to:

      1.3.1   this Deed or any other agreement or document shall be construed as a reference to this Deed or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented. References in this Deed to any party shall include references to that party's successors and permitted assigns;

      1.3.2   a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted; and

      1.3.3   time of day (including opening and closing of business) shall be construed as a reference to London time.

1.4   Clause and Schedule headings are for ease of reference only.

1.5   VAT:

      1.5.1   All sums payable by the Receivables Trustee to the Transferor hereunder are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes and section 89 of the VATA shall not apply to affect the amount of such sums; and

      1.5.2   all sums payable by the Transferor (the "PAYER") to the
              Receivables Trustee (the "PAYEE") are exclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for
              VAT purposes. Where the Payee makes a supply to the Payer for VAT purposes pursuant hereto and VAT is or becomes chargeable on such supply and the Payee is required to account to HM Revenue &
              Customs for such VAT, the Payer shall pay to the Payee (in addition to any other consideration for such supply) a sum equal to the amount of such VAT, such payment to be made no later than 2
              Business Days before the last day (as notified to the Payer in writing by the Payee) on which the Payee can account to HM Revenue
              & Customs for such VAT without incurring any interest or
              penalties.

      1.5.3   Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into

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              account in any calculation or computation shall, save where the context otherwise requires, include:

              (a)   where such party is the Receivables Trustee, a reference to such part of such fee, cost, disbursement, expense or
                    liability as represents VAT, and any VAT for which such
                    party is required to account to HM Revenue & Customs under
                    Section 8 of the VATA in relation to such fee, cost,
                    disbursement, expense or liability; and

              (b)   where such party is the Transferor, a reference to such part of such fee, cost, disbursement, expense or liability as
                    represents VAT save to the extent that such party is
                    entitled to obtain credit or repayment in respect of such
                    VAT from HM Revenue & Customs, and any VAT for which such
                    party is required to account to HM Customs and Excise under
                    Section 8 of the VATA in relation to such fee, cost,
                    disbursement, expense or liability.

1.6   Any reference herein to a party shall (where appropriate) be deemed, at any time when such party is treated as a member of a group for the purposes of section 43 to 43D of the VATA and the Value Added Tax (Groups:
      eligibility) Order 2004, to include a reference to the representative member of such group.

2.    OFFER OF RECEIVABLES

2.1   The Offeror may nominate any Account to become a Designated Account by identifying it as a nominated Account in its records. The Offeror may at any time after the date hereof (subject to receipt by the Receivables
      Trustee of the documents referred to in the Closing Documents List in form and substance satisfactory to the Receivables Trustee), by delivering to the Receivables Trustee in accordance with Clause 2.3 an Offer substantially in the form set out in Schedule 3, thereby offer to the
      Receivables Trustee in respect of the initial Proposed Addition Date specified in such Offer an assignment of:

      2.1.1   all Existing Receivables, under each Account nominated in respect of such Offer to become a Designated Account, as of the opening of business on the initial Proposed Addition Date;

      2.1.2   all Future Receivables under each such Account nominated in respect of such Offer to become a Designated Account which are not
              Finance Charge Receivables in respect of Principal Receivables and which arise before the earliest of:

              (a)   in respect of each such Account, such time (if any) as such
                    Account becomes a Redesignated Account;

              (b)   the termination of the Receivables Trust; or

              (c)   the occurrence of an Insolvency Event;

      2.1.3   all Future Receivables under each Account nominated in respect of such Offer to become a Designated Account which are Finance Charge
              Receivables arising in respect of Receivables which are offered in accordance with Clauses 2.1.1 and 2.1.2;

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      2.1.4   (to the extent such are capable of assignment) the benefit of, and any proceeds arising from, each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an
              Obligor to make payments on any Account nominated in respect of such Offer to become a Designated Account, including all Insurance
              Proceeds; and

      2.1.5   Acquired Interchange in respect of each Monthly Period,

      Provided however that prior to making any Offer under this Clause 2.1 the
      Offeror shall provide to the Receivables Trustee a Solvency Certificate substantially in the form of Schedule 7.

2.2   The Offeror may, from time to time following the initial Offer Date but prior to the termination of the Receivables Trust, nominate any Account to become a Designated Account. An Account shall be nominated by the
      Transferor by identifying it as a nominated Account in its records. On any subsequent Offer Date, the Offeror may, by delivering to the Receivables
      Trustee in accordance with Clause 2.3 an Offer substantially in the form set out in Schedule 3, offer to the Receivables Trustee in respect of the related Proposed Addition Date an assignment of:

      2.2.1   all Existing Receivables, under each Account nominated in such
              Offer to become a Designated Account, as at the opening of business on the related Proposed Addition Date; and

      2.2.2   all Future Receivables under each Account nominated in respect of such Offer to become a Designated Account which are not Finance
              Charge Receivables in respect of Principal Receivables and which arise before the earliest of:

              (a)   in respect of each such Account, such time (if any) as such
                    Account becomes a Redesignated Account;

              (b)   the termination of the Receivables Trust; or

              (c)   the occurrence of an Insolvency Event;

      2.2.3   all Future Receivables under each Account nominated in respect of such Offer to become a Designated Account which are Finance Charge
              Receivables in respect of Receivables which are offered in accordance with Clauses 2.2.1 and 2.2.2; and

      2.2.4   (to the extent such are capable of assignment) the benefit of, and any proceeds arising from, each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an
              Obligor to make payments on any Account nominated in any such
              Offer to become a Designated Account, including all Insurance
              Proceeds,

      PROVIDED, HOWEVER, that prior to the making of each such Offer under this
      Clause 2.2, the Transferor shall have satisfied the conditions precedent set out in Schedule 4 save for such conditions precedent have been waived in writing by the Receivables Trustee if it has received written confirmation from each relevant Rating Agency that such waiver

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      will not result in a withdrawal or reduction in the then current rating given by such Rating Agency of any Associated Debt.

2.3   Each Offer delivered by the Offeror shall:

      2.3.1   specify that each Account identified in such Offer has been identified in the records of the Offeror as an Account in respect of which an assignment of Existing Receivables and Future
              Receivables is being offered to the Receivables Trustee;

      2.3.2   be delivered on the Offer Date relating thereto; and

      2.3.3   without prejudice to Clause 3.3, constitute an offer by the
              Offeror to sell and assign to the Receivables Trustee absolutely all of the Offeror's right, title and interest in and to the
              Existing Receivables under each Account nominated in the Offer as of the opening of business on the Proposed Addition Date and
              Future Receivables arising on each such Account thereafter, at the related Purchase Price therefor, on the terms and conditions of this Deed, together with (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by the Transferor in respect of the obligations of an
              Obligor to make payments on any such Receivables and, in the case of the Offer pursuant to Clause 2.1, Acquired Interchange in respect of each Monthly Period.

2.4   The Transferor agrees that if any Offer is revoked in whole or in respect of certain nominated Accounts only before it is accepted in accordance with Clause 3.4, it will ensure that any Account which is nominated in such Offer in respect of which the Offer is revoked (and which is not thereafter nominated in any subsequent Offer which is accepted) will not be identified or treated for any purpose as being a Designated Account.

2.5   The Offeror agrees that it shall in respect of any Offer made to the
      Receivables Trustee in accordance with Clause 2.3 provide to the
      Receivables Trustee as soon as reasonably practicable following the
      Proposed Addition Date a list of the Accounts which were nominated by the
      Offeror in such Offer (and shall make such information available to the
      Servicer).

3.    ACCEPTANCE OF OFFER AND PAYMENT FOR EXISTING RECEIVABLES

3.1   The Receivables Trustee may accept any Offer made in accordance with
      Clauses 2.1 to 2.3 in the manner specified in Clause 3.4.

3.2   Each Offer may be accepted by the Receivables Trustee, insofar as it relates to Receivables, only with respect to the Existing Receivables and
      Future Receivables on nominated Accounts referred to therein in respect of which such Offer has not been revoked, and any purported form of acceptance of an Offer otherwise than in the manner specified in Clause
      3.4 shall be null and void and of no effect (and for the avoidance of doubt nothing in this Deed or in any Offer shall of itself operate so as to convey or transfer to any Person any beneficial interest in any
      Receivables).

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3.3   Each Offer shall be revocable, in whole or in respect of certain nominated
      Accounts only, from the date such Offer is made and may be revoked by the
      Offeror in writing addressed to the Receivables Trustee until such time
      (if any) as the date such Offer is accepted (if at all).

3.4   Each Offer which has not been revoked in whole in accordance with Clause
      3.3 may be accepted on the date specified in such Offer being a Business
      Day (such date, the "PROPOSED ADDITION DATE"), by payment in cash by or on behalf of the Receivables Trustee to the Offeror of the Acceptance Price.
      If such Offer is not accepted on the Proposed Addition Date it shall lapse at the close of business on such date and shall not be capable of acceptance thereafter. The Receivables Trustee shall not give any instructions for the payment of the Acceptance Price prior to the time falling one hour after it has received notification of the Outstanding
      Face Amount of the Existing Receivables pursuant to Clause 9.5(a)(ix) of the Receivables Trust Deed and Servicing Agreement.

4.    ASSIGNMENT OF RECEIVABLES

4.1   Upon acceptance of an Offer pursuant to Clause 3.4 each Account nominated in respect of such Offer (and in respect of which such Offer has not been revoked) shall thereafter be a Designated Account (until such time, if any, as such Account becomes a Redesignated Account) and all of the
      Transferor's rights, title and interest in and to:

      4.1.1   the Existing Receivables under such Designated Account;

      4.1.2   the Future Receivables under such Designated Account which are not
              Finance Charge Receivables in respect of Principal Receivables and which arise before the earliest of:

              (a)   such time (if any), as such Designated Account becomes a
                    Redesignated Account;

              (b)   the termination of the Receivables Trust; or

              (c)   the occurrence of an Insolvency Event;

      4.1.3   all Future Receivables under such Designated Account which are
              Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) to the Receivables Trustee pursuant to paragraphs 4.1.1 and 4.1.2 above;

      4.1.4   (to the extent such are capable of assignment) the benefit of, and any proceeds arising from, each guarantee or insurance policy (if any) obtained by the Transferor in respect of the obligations of an Obligor to make payments on such Designated Account, including all Insurance Proceeds; and

      4.1.5   (in respect of the Offer pursuant to Clause 2.1) Acquired
              Interchange in respect of each Monthly Period,

      shall thereupon vest in the Receivables Trustee on the terms and conditions of this Deed and the Offer.

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4.2   For the avoidance of doubt, any assignment made pursuant to the acceptance of an Offer will take effect in equity only unless and until a Notice of
      Assignment has been given in respect of it in accordance with the provisions of Clause 6.6 and such other action is taken as is necessary to perfect such assignment.

5.    PAYMENT OF FURTHER PAYMENT, PAYMENT FOR FUTURE RECEIVABLES AND DEFERRED
      CONSIDERATION

5.1   Where a contract is constituted by acceptance of an Offer in the manner specified in Clause 3.4, the Receivables Trustee shall pay the Further
      Payment to the Offeror immediately after such acceptance.

5.2   In consideration of the assignment by the Transferor to the Receivables
      Trustee of Future Receivables coming into existence on any day (which
      Receivables will have vested in equity in the Receivables Trustee subject to Clauses 7.4.3 and 7.4.4) and Acquired Interchange in respect of each
      Monthly Period, the Receivables Trustee shall pay to the Transferor (and, in respect of the amount to be paid in cash, in accordance with Clause
      6.3), not later than the Business Day which is two Business Days after the
      Date of Processing relating to such Future Receivables or such longer period of time as may be agreed upon by the Transferor and the Receivables
      Trustee (if it has received written confirmation from each relevant Rating
      Agency that such longer time period will not result in such Rating Agency reducing or withdrawing the then current rating given by such Rating
      Agency of any outstanding Associated Debt), an amount equal to the
      Outstanding Face Amount of the Principal Receivables comprised in such
      Future Receivables, as calculated by the Transferor and notified to the
      Receivables Trustee by the Transferor (and specifying the aggregate amount of any such Principal Receivables which are Ineligible Receivables) by no later than 12.00 noon on such day for payment.

5.3   By way of further consideration for the assignment of Receivables on
      Designated Accounts and Acquired Interchange by the Transferor to the
      Receivables Trustee, the Receivables Trustee shall make payments of
      Deferred Consideration to the Transferor on each Transfer Date in respect of which such Deferred Consideration is calculated to be payable. The amount of Deferred Consideration payable shall be calculated by the
      Servicer in accordance with the Receivables Trust Deed and Servicing
      Agreement and the related Supplements.

5.4   For the avoidance of doubt, the purchase price ("PURCHASE PRICE") in respect of any assignment of Existing Receivables referred to in an Offer which has been accepted in accordance with Clause 3.4 shall equal the aggregate of (i) the Acceptance Price in respect of such Offer, (ii) all amounts payable pursuant to Clauses 5.1 and 5.2 (whether or not payable in cash) and (iii) the Deferred Consideration payable in accordance with
      Clause 5.3.

6.    PERFECTION AND DIRECTIONS AS TO PAYMENT

6.1   If the Receivables Trustee determines to accept an Offer on the Proposed
      Addition Date in respect thereof then the Acceptance Price payable to the
      Transferor in accordance with Clause 3.4 in order to accept such Offer shall be paid by the Receivables Trustee into the Acceptance Price
      Account.

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6.2   The obligation of the Receivables Trustee to pay the Further Payment to
      the Transferor pursuant to Clause 5.1 shall be satisfied by:

      6.2.1   payment of the amount of Further Payment to be made in cash into the Card Proceeds Account; and

      6.2.2   to the extent the amount of such Further Payment is not made in cash, an increase in the Transferor Interest in the Receivables
              Trust or an increase in the Transferor Ineligible Interest in the
              Receivables Trust (as applicable) pursuant to Clause 5.2(c)(ii) of the Receivables Trust Deed and Servicing Agreement,

      such payment or increase when so made or effected to constitute compliance by the Receivables Trustee with Clause 5.1 in respect of the Existing
      Receivables in respect of which the payment is made.

6.3   Each payment due to the Transferor pursuant to Clause 5.2 in respect of
      Future Receivables, shall be satisfied by payment of the relevant amount into the Card Proceeds Account, such payment when so made to constitute compliance by the Receivables Trustee with Clause 5.2 in respect of the
      Future Receivables, in respect of which the payment is made (subject always to the provisions of Clause 13.3).

6.4   Subject to Clause 6.6, the Transferor will take all such steps and comply with all such formalities as the Receivables Trustee may require to perfect or more fully to evidence or secure title to the Receivables and
      Acquired Interchange (and the benefit of any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) pursuant to Clause 4 and the interest of the Receivables Trustee therein.

6.5   Subject to Clause 6.6, to secure the proprietary interest of the
      Receivables Trustee relating to the Receivables and Acquired Interchange
      (and the benefit of any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned
      (or purported to be assigned) to it by the Transferor and the performance of the Transferor's obligations in respect thereof, the Transferor hereby irrevocably appoints by way of security the Receivables Trustee as it attorney (with full power of delegation) for the purpose of performing and complying with all and any of such obligations of the Transferor, whether in the name of the Transferor, or in the name of the Receivables Trustee, and in such manner as the Receivables Trustee may consider appropriate, and the Transferor hereby ratifies, confirms and adopts and agrees to ratify, confirm and adopt whatsoever the Receivables Trustee shall do or purport to do on its behalf by virtue of and in accordance with this power of attorney, except in the case of bad faith, fraud or gross negligence on the part of the Receivables Trustee in so acting.

6.6   The Receivables Trustee (whether in its capacity as donee of the power of attorney in Clause 6.5 or otherwise) hereby agrees that:

      6.6.1   no Notice of Assignment or any other notice in whatever form of the assignment to the Receivables Trustee of Receivables relating to any Obligor and, if applicable, the benefit of any related guarantee or insurance policy shall be given by it (or required by it to be given) to any such Obligor or any provider

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              of any guarantee or insurance policy in respect of the obligations of such Obligor; and

      6.6.2   no written assignment or transfer (whether by deed or otherwise)
              of any Receivables (or any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) shall be required,

      unless a Notification Event has occurred and is then subsisting and such action is required in the opinion of the Receivables Trustee (after consulting with such legal advisers as it deems necessary) to give effect to the obligations of the Transferor under Clause 6.4. For the avoidance of doubt the parties acknowledge that, unless and until a Notice of
      Assignment is given following a Notification Event and in relation thereto or such other action is taken as is necessary to perfect the assignment or transfer, all assignments or transfers of Receivables pursuant to acceptance of Offers will take effect at all times in equity only.

6.7   The Receivables Trustee shall not be entitled to create, assume or incur indebtedness or other liabilities as trustee of the Receivables Trust other than as contemplated in this Deed, the Receivables Trust Deed and
      Servicing Agreement, any Supplement thereto and any document related thereto.

7.    REDESIGNATION AND REMOVAL OF ACCOUNTS

7.1   Each Designated Account shall continue to be a Designated Account until such time, if any, that it becomes a Redesignated Account on the date specified in respect of such Designated Account pursuant to Clause 7.3
      (the "REDESIGNATION DATE").

7.2   Subject to Clause 7.5, the Transferor may at any time notify the
      Receivables Trustee in writing of any Designated Account which has become eligible to be redesignated pursuant to Clause 7.5, and which the
      Transferor wishes to redesignate as a Redesignated Account with effect from such Redesignation Date as the Transferor shall specify in that notice (a "REDESIGNATION NOTICE"). PROVIDED THAT, for the avoidance of doubt, such Redesignation Notice shall not be in respect of any Eligible
      Receivables then outstanding on such Designated Account.

7.3   The Redesignation Date of a Designated Account shall be ascertained as follows:

      7.3.1   in the case of a Zero Balance Account, the Redesignation Date shall be the day on which the relevant Designated Account is recorded by the Servicer as being a Zero Balance Account and removed from the Servicer's computer master file of Accounts;

      7.3.2   in the case of a Defaulted Account, the Redesignation Date shall be the day on which the Receivables thereunder are recorded as charged-off on the Servicer's computer master file of Accounts.
              Notwithstanding any other provision hereof, any Receivables on a
              Defaulted Account that are Ineligible Receivables prior to such date shall be treated as Ineligible Receivables rather than as
              Receivables on Defaulted Accounts; and

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      7.3.3   in the case of a Designated Account which is not a Defaulted
              Account or Zero Balance Account, the Redesignation Date shall be the day specified in the Redesignation Notice.

7.4   On, and with effect from, the Redesignation Date in respect of a
      Designated Account the following shall occur:

      7.4.1   such Account shall cease to be a Designated Account and thereafter shall be a Redesignated Account;

      7.4.2   all Receivables which were in existence prior to the Redesignation
              Date shall, to the extent the Receivables Trustee has not paid for such Receivables, be paid for by the Receivables Trustee in accordance with this Deed;

      7.4.3   all Receivables generated on such Redesignated Account which would have been, if such Redesignated Account had been a Designated
              Account, Future Receivables, and either are (i) Principal
              Receivables or (ii) Finance Charge Receivables other than those referred to in Clause 7.4.4, shall not, in either case, be assigned by the Transferor to the Receivables Trustee; and

      7.4.4   all Future Receivables which are Finance Charge Receivables in respect of Receivables which were in existence prior to such
              Redesignation Date, which Future Receivables come into existence on or following such Redesignation Date, shall continue to be automatically assigned by the Transferor to the Receivables
              Trustee and constitute Trust Property,

      PROVIDED, HOWEVER, that, for the avoidance of doubt in the case of
      Receivables which are assigned to the Receivables Trustee on the basis that the same are Eligible Receivables, no Receivable assigned to the
      Receivables Trustee shall be reassigned to the Transferor except in the circumstances set out in Clause 11.3 or the Receivables Trust Deed and
      Servicing Agreement.

7.5   The Transferor shall not be permitted to redesignate Designated Accounts pursuant to Clause 7.2 which are not Defaulted Accounts (except for
      Defaulted Accounts the Receivables in which have been assigned pursuant to the Receivables Trust Deed and Servicing Agreement) or Zero Balance
      Accounts unless the additional conditions in this Clause 7.5 are met:

      7.5.1   the Designated Account is a Cancelled Account; or

      7.5.2   all of the following conditions are satisfied:

              (a)   such redesignation shall not, in the reasonable belief of
                    the Transferor, cause a Pay Out Event to occur;

              (b)   the Transferor shall represent and warrant to the
                    Receivables Trustee that : (1) the Designated Accounts to be redesignated have been selected by the Transferor at random, and (2) the Transferor has secured all necessary regulatory consents for the Designated Accounts to be redesignated;

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              (c)   on or before the tenth Business Day prior to the
                    Redesignation Date, each Rating Agency and the Receivables
                    Trustee shall have received notice in writing from the
                    Transferor of such proposed redesignation and the Transferor and the Receivables Trustee shall have received written
                    notice prior to the Redesignation Date from each Rating
                    Agency that such proposed redesignation will not result in a downgrade or withdrawal of its then current rating of any
                    outstanding Associated Debt;

              (d)   the Transferor and the Servicer shall certify to the
                    Receivables Trustee that Collections (equal to the
                    Outstanding Face Amount of each Principal Receivable and
                    Finance Charge Receivable) have been received by the
                    Receivables Trustee in respect of every Receivable which has been assigned to the Receivables Trustee in respect of that
                    Account other than Defaulted Receivables; and

              (e)   the Transferor shall have delivered to the Receivables
                    Trustee an Officer's Certificate confirming the items set
                    out in Clauses 7.5.1(a) to (d),

              PROVIDED HOWEVER that the Receivables Trustee may conclusively rely on the Officer's Certificate referred to in Clause 7.5.1(e)
              without making enquiries with regard to the matters set out therein.

7.6   The parties to this Deed hereby agree and acknowledge that the Transferor may request that the Servicer designate certain Designated Accounts or
      Redesignated Accounts to be Removed Accounts (in accordance with Clause
      9.9 of the Receivables Trust Deed and Servicing Agreement) if, but only if, such request is made by the Transferor solely in response to a third party action or decision not to act which binds it to make such request, and is not the unilateral action of the Transferor.

8.    DISCOUNT PERCENTAGE, SPECIAL FEES, ANNUAL FEES AND ACQUIRED INTERCHANGE

8.1   The Transferor may at any time, by giving not less than 30 days' prior notice in writing to the Servicer, the Receivables Trustee and the Rating
      Agencies, nominate a Discount Percentage to apply to Principal Receivables from the date specified in such notice for such period (or additional period) of time as the Transferor shall specify.

8.2   If the Transferor notifies the Receivables Trustee of the application of a
      Discount Percentage in accordance with Clause 8.1 then, during the period of time specified by the Transferor under Clause 8.1, the relevant amount of any Further Payment to be paid pursuant to Clause 5.1 shall accordingly be reduced by a percentage equal to the Discount Percentage, and the obligation of the Receivables Trustee to make the payments referred to in
      Clause 5.3 shall be likewise reduced.

8.3   No nomination by the Transferor pursuant to Clause 8.1 of a Discount
      Percentage or the period (or additional period) of time for which it is to be effective shall be of any effect unless:

      8.3.1   each Rating Agency has confirmed in writing that such proposed nomination or increase in length of the relevant period will not result in a downgrade or

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              withdrawal of its then current rating or ratings of any
              outstanding Associated Debt;

      8.3.2   the Transferor has provided the Receivables Trustee with an
              Officer's Certificate in the form set out in Schedule 7, signed by an Authorised Officer confirming that:

              (a)   the performance of the portfolio of Designated Accounts is such that in the reasonable opinion of the Transferor the
                    yield of Finance Charge Collections is not generating
                    adequate cashflows to the Beneficiaries of the Receivables
                    Trust, and the size of the Discount Percentage is not
                    intended solely to accelerate amounts paid to the Transferor as Deferred Consideration; and

              (b)   the Transferor is able to pay its debts within the meaning of section 123 of the Insolvency Act 1986 and will not
                    become unable to pay its debts within the meaning of that
                    section in consequence of such Discount Percentage coming
                    into effect, as at the date on which the Discount Percentage or additional period is to take effect.

8.4   From time to time the Transferor may levy a Special Fee on Accounts
      (including Designated Accounts) in respect of all or certain types of
      Receivables arising thereon, whether at one time or on an ongoing basis, and may in respect of such Special Fees on or after the date on which they are first levied, designate in a certificate to the Receivables Trustee whether such Special Fees shall be treated as Finance Charge Receivables or as Principal Receivables, PROVIDED, HOWEVER, that (i) in the absence of such certificate, such Special Fees shall be treated as Finance Charge
      Receivables and Collections in respect thereof shall be treated as Finance
      Charge Collections and (ii) any such certificate shall have effect only in relation to Receivables which are acquired by the Receivables Trustee
      (whether as Existing Receivables or as Future Receivables) after the time when such certificate is issued, PROVIDED FURTHER, HOWEVER, that the
      Transferor may not designate Special Fees as Principal Receivables unless it certifies in such certificate that it has received an Opinion of
      Counsel that such Special Fees constitute, for the purpose of tax in the
      United Kingdom, repayment in whole or in part of an advance to an Obligor.

8.5   The Transferor may, at any time by giving notice in writing to the
      Servicer, the Receivables Trustee and the Rating Agencies, designate in a certificate to the Receivables Trustee whether Future Receivables arising after that time and Existing Receivables comprised in Offers accepted by the Receivables Trustee after that time in respect of Annual Fees shall be treated as Finance Charge Receivables or as Principal Receivables
      PROVIDED, HOWEVER, that in the absence of such certificate, such
      Receivables in respect of Annual Fees shall be treated as Finance Charge
      Receivables, PROVIDED FURTHER, HOWEVER, that any designation of Annual
      Fees as Principal Receivables shall not be of any effect unless the
      Transferor certifies in such certificate that it has received an Opinion of Counsel that such Annual Fees constitute, for the purpose of tax in the
      United Kingdom, repayment in whole or in part of an advance to an Obligor.

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8.6   On or before each Transfer Date, the Transferor shall notify the
      Receivables Trustee of the amount of Acquired Interchange in respect of the preceding Monthly Period.

8.7   On each Transfer Date, the Transferor shall cause to be paid to the
      Receivables Trustee by depositing into the Trustee Collection Account, in immediately available funds, the amount representing payments of Acquired
      Interchange with respect to the immediately preceding Monthly Period.

9.    TRUST - FAILURE OF ASSIGNMENT

9.1   If for any reason any Receivable arising on a Designated Account cannot be duly assigned to the Receivables Trustee as contemplated hereby but the
      Receivables Trustee has accepted the Offer relating to that Receivable then, with effect from the date on which the Receivables Trustee accepted such Offer, that Receivable shall be treated as if it had been validly and duly assigned to the Receivables Trustee and the Transferor shall hold the same and all Collections related thereto on trust absolutely for the
      Receivables Trustee and all such Collections shall be applied as if such
      Receivable had been validly and duly assigned.

9.2   The provisions of Clause 9.1 and 9.4 shall be without prejudice to:

      9.2.1   any obligations or representations of the Transferor under this
              Deed or made in respect of any Offer in relation to any
              Receivables; and

      9.2.2   any liabilities of the Transferor or rights of the Receivables
              Trustee in relation to any breach or inaccuracy on the part of the
              Transferor of the matters referred to in Clause 9.2.1.

9.3   All Collections in respect of any Receivables constituting Trust Property received by the Transferor (whether or not the appointment of HSBC as
      Servicer under the Receivables Trust Deed and Servicing Agreement has been terminated) shall, pending their application to the Trustee Collection
      Account, be held on trust for and to the order of the Receivables Trustee.

9.4   If for any reason Acquired Interchange cannot be duly assigned to the
      Receivables Trustee as contemplated hereby but the Receivables Trustee has accepted an Offer relating to such Acquired Interchange then, with effect from the date on which the Receivables Trustee accepted such Offer,
      Acquired Interchange shall be treated as if it had been validly and duly assigned to the Receivables Trustee and the Transferor shall hold the same and all amounts related thereto on trust absolutely for the Receivables
      Trustee and all such amounts shall be applied as if such Acquired
      Interchange had been validly and duly assigned.

10.   REDUCTIONS IN RECEIVABLES, EARLY COLLECTIONS, CREDIT ADJUSTMENTS

10.1  If the amount paid or payable in respect of any Principal Receivable which has been assigned by the Transferor to the Receivables Trustee is reduced
      (other than in respect of a Transferor Section 75 Liability or other
      Credit Adjustment) after the Addition Date relating thereto by reason of:

      10.1.1  any set-off or counterclaim as between an Obligor and the
              Transferor; or

                                       15

      10.1.2  any other matter as between an Obligor and the Transferor,

      (each of 10.1.1 and 10.1.2 above a "REDUCTION")

      and the Transferor has received a benefit in money or money's worth as a consequence of such Reduction (including, without limitation, any reduction in any liability owing by the Transferor to such Obligor) then the Transferor shall nevertheless for the purposes of this Deed be treated as having been paid the amount of such Reduction on the date of such
      Reduction in addition to any other amounts which may be paid or payable in respect of such Receivable.

10.2  If any Existing Receivable which is purported to be assigned pursuant to any Offer made pursuant to the terms of this Deed shall have been collected in whole or in part prior to the time of such purported assignment, then the portion thereof which shall have been so collected
      (an "EARLY COLLECTION") shall be treated for the purposes of this Deed as having been collected by the Transferor immediately following such purported assignment.

10.3  If any part of the Outstanding Face Amount of any Principal Receivable
      assigned by the Transferor to the Receivables Trustee has been (i) created in respect of any merchandise refused or returned by the Obligor or as to which the Obligor has asserted any defence, dispute, set-off or counterclaim (including a Transferor Section 75 Liability) or (ii) reduced by the Transferor or the Servicer by any rebate, refund, charge-back or adjustment (including Servicer billing errors) or (iii) created as a result of a fraudulent or counterfeit charge, (in each case such amount being a "CREDIT ADJUSTMENT"), then the Transferor shall nevertheless for the purposes of this Deed be treated as having been paid the amount of such Credit Adjustment on the date of such Credit Adjustment in addition to any other amounts which may be paid or payable in respect of such
      Principal Receivable, PROVIDED THAT where any amount has been paid pursuant to Clause 10.1 in respect of a Reduction such amount shall not be regarded as a Credit Adjustment pursuant to this Clause 10.3.

10.4  Subject to Clause 13.3, the Transferor shall be obliged to pay to the credit of the Trustee Collection Account an amount equal to the amount of each Reduction (as referred to in Clause 10.1), Early Collection (as referred to in Clause 10.2) or Credit Adjustment (as referred to in Clause
      10.3) by no later than the second Business Day following the date on which it became aware of such Reduction, Early Collection or Credit Adjustment
      (as the case may be) or was notified thereof by the Servicer.

11.   BREACH OF WARRANTY AND INELIGIBLE RECEIVABLES

11.1  If, in respect of any Principal Receivable which has been assigned to the
      Receivables Trustee, any representation referred to in Clause 16.2 or 16.3 proves at any time to have been incorrect when made, the Transferor shall be treated as having received by way of a Collection the Outstanding Face
      Amount of such Principal Receivable and, subject to Clause 13.3, the
      Transferor shall be obliged to pay by no later than the Distribution Date following the Monthly Period during which such representation becomes known to the Transferor to be incorrect, an amount equal to the
      Outstanding Face Amount of such Principal Receivable to the Trustee
      Collection Account under advice to that effect to the Receivables Trustee,
      PROVIDED HOWEVER that such Principal Receivable shall not be

                                       16

      reassigned to the Transferor but shall thereafter be treated as an
      Ineligible Receivable unless and until all Receivables outstanding on the relevant Account are re-assigned to the Transferor in the circumstances set out in Clause 11.3.

11.2  The fulfilment of the Transferor's obligation to make payments to the
      Receivables Trustee required pursuant to Clause 11.1 in respect of a
      Principal Receivable or (as the case may be) all the Principal Receivables of an Obligor shall be in full satisfaction and discharge of any rights or remedies which the Receivables Trustee may otherwise have had with respect to such Principal Receivable as a result of any breach, anticipatory breach or other circumstance on the part of or affecting the Transferor arising under this Deed in relation to such Principal Receivable or (as the case may be) the Obligor concerned, and accordingly, the Receivables
      Trustee hereby acknowledges that it will have no further or other rights with respect to such Principal Receivable as a result of or in connection with any such breach, anticipatory breach or other circumstance.

11.3  In the event that:

      11.3.1  each and every Principal Receivable which has been assigned to the
              Receivables Trustee in respect of a Designated Account and which remains outstanding proves to have been assigned to the
              Receivables Trustee in circumstances where any representation referred to in Clauses 16.2 and 16.3 was incorrect when made with respect to such Principal Receivables and no Future Receivables which are Principal Receivables could be generated on such
              Designated Account without such Future Receivables breaching one or more of the representations referred to in Clauses 16.2 and
              16.3; and

      11.3.2  the obligation of the Transferor with respect to such Principal
              Receivables as set out in Clause 11.1 has been fulfilled

      then the Transferor shall by five Business Days' written notice require the Receivables Trustee (at the expense of the Transferor) to offer to reassign all (but not some only) of the Receivables outstanding on such
      Account to the Transferor on the date specified in such notice for a nominal consideration not to exceed (pound)1 pursuant to an instrument to be executed and maintained, if so requested by the Transferor, outside of the United Kingdom. Following such reassignment such Receivables shall be owned by the Transferor absolutely.

11.4  Where any Ineligible Receivable has been assigned to the Receivables
      Trustee pursuant to an Offer which was accepted, and such Ineligible
      Receivable was notified to the Receivables Trustee in accordance with
      Clause 2.5.1 prior to such assignment and the Outstanding Face Amount of such Receivable did not form part of the calculation of the Further
      Payment payable with respect to such Offer, the Transferor shall by five
      Business Days' written notice be entitled to require the Receivables
      Trustee (at the expense of the Transferor) to offer to re-assign such
      Receivable to the Transferor for a nominal consideration not to exceed
      (pound)1 pursuant to an instrument to be executed and maintained, if so requested by the Transferor, outside of the United Kingdom.

                                       17

12.   CURRENCY OF ACCOUNT AND PAYMENT

12.1  Sterling is the currency of account and payment for each and every sum at any time due from any person hereunder PROVIDED, HOWEVER, that:

      12.1.1  each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

      12.1.2  each payment (if any) which is expressed herein to be payable in another currency shall be made in that other currency.

12.2  If any sum due from a person (a "RELEVANT PERSON") under this Deed or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the
      "SECOND CURRENCY") for the purpose of (i) making or filing a claim or proof against the relevant person, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation hereto, the relevant person shall indemnify and hold harmless the person to whom such sum is due from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

12.3  Except as specifically provided in this Deed or any other Transaction
      Document all payments made by any person hereunder shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim unless otherwise agreed in writing by the Transferor and the
      Receivables Trustee.

13.   PAYMENTS BY THE TRANSFEROR AND THE RECEIVABLES TRUSTEE

13.1  On each date upon which this Deed requires an amount to be paid in cash by or on behalf of the Transferor to the Receivables Trustee, the Transferor
      shall, save as expressly provided otherwise herein, make the same available to the Receivables Trustee:

      13.1.1  where such amount is denominated in Sterling by payment in
              Sterling and in same day funds (or in such other funds as may for the time being be customary in London for the settlement of international banking transactions in Sterling) to such account and bank as the Receivables Trustee shall have specified in writing from time to time, or, if no such account has been specified, as the Receivables Trustee shall specify in writing at least two London Business Days prior to such amount becoming payable; or

      13.1.2  where such amount is denominated in a currency other than
              Sterling, by payment in such currency and in immediately
              available, freely transferable, cleared funds to such account with such bank in the principal financial centre of the country of such currency as the Receivables Trustee shall have specified in writing for this purpose at least five London Business Days prior to such amount becoming payable.

                                       18

13.2  On each date upon which this Deed requires an amount to be paid in cash to the Transferor hereunder by or on behalf of the Receivables Trustee, the
      Receivables Trustee shall, save as otherwise provided herein, make the same available to the Transferor:

      13.2.1  where such amount is denominated in Sterling, by payment in
              Sterling and in same day funds (or in such other funds as may for the time being be customary in London for the settlement of international banking transactions in Sterling) to the Transferor at such account and bank as the Transferor shall have specified in writing from time to time, or, if no such account has been specified, as the Transferor shall specify in writing at least two
              Business Days prior to such amount becoming payable; or

      13.2.2  where such amount is denominated in a currency other than
              Sterling, by payment in such currency and in immediately
              available, freely transferable, cleared funds to such account with such bank in the principal financial centre of the country of such currency as the Transferor shall have specified in writing for this purpose at least five Business Days prior to such amount becoming payable.

13.3  Notwithstanding any other provision of this Deed or the Receivables Trust
      Deed and Servicing Agreement the Transferor and the Receivables Trustee
      hereby agree and acknowledge that:

      13.3.1  the amount payable by the Receivables Trustee to the Transferor in cash pursuant to Clause 5.1 (in respect of payment of the Further
              Payment for Existing Receivables) and Clause 5.3 (in respect of the payment for Future Receivables and Acquired Interchange) on any Business Day shall be set-off against the amount of any shortfall in the amount of Cash Available for Investment on that
              Business Day which is to be funded by the Transferor as a
              beneficiary of the Receivables Trust in the circumstances
              contemplated by Clause 5.2(c) of the Receivables Trust Deed and
              Servicing Agreement, PROVIDED, HOWEVER, that the Transferor
              Interest in the Receivables Trust is increased accordingly (and in respect of any amount payable in respect of Ineligible
              Receivables, the Transferor Ineligible Interest is increased accordingly);

      13.3.2  the obligation of the Transferor to the Receivables Trustee to pay
              an amount in cash pursuant to Clause 10.4 (in respect of
              reductions in Receivables) and Clause 11.1 (in respect of breach of warranty) may be fulfilled (in whole or in part) by a reduction in the amount of the Transferor Interest in the Receivables Trust in the circumstances contemplated by Clause 5.3(a) or Clause
              5.3(d)(i) of the Receivables Trust Deed and Servicing Agreement
              PROVIDED, HOWEVER, that such decrease shall not cause the
              Transferor Interest to be decreased to an amount which is less than zero; and

      13.3.3  the obligation of the Transferor to pay the (pound)1 payable to the Receivables Trustee upon the exercise of the call option pursuant to Clause 18 of the Receivables Trust Deed and Servicing
              Agreement may be fulfilled by a reduction in the amount of the
              Transferor Interest in the Receivables Trust, PROVIDED, HOWEVER,

                                       19

              that such decrease shall not cause the Transferor Interest to be decreased to an amount which is less than zero.

13.4  For the avoidance of doubt, the Acceptance Price payable by the
      Receivables Trustee pursuant to Clause 3.4 in order to accept an Offer shall not be subject to the set-off arrangements described in Clause 13.3.

14.   CARD OPERATING ACCOUNT, CARD PROCEEDS ACCOUNT AND ACCEPTANCE PRICE ACCOUNT

14.1  The Transferor has opened an account in its name for the purpose of receiving, inter alia, Collections (the "Card Operating Account").

14.2  Pending application of monies from the Card Operating Account to the
      Trustee Collection Account either hereunder or in accordance with the
      Receivables Trust Deed and Servicing Agreement, the sums from time to time standing to the credit of the Card Operating Account shall be held respectively by the Transferor on trust for and to the order of (1) the
      Receivables Trustee, to the extent such sums are Principal Collections,
      Finance Charge Collections, Ineligible Collections on Designated Accounts
      or Acquired Interchange and (2) otherwise, the Transferor; and the
      Transferor hereby confirms that the bank at which the Card Operating
      Account is maintained has been notified in writing that such account is a trust account held on the above basis.

14.3  The Transferor has opened a bank account in its name for the purpose of receiving inter alia cash payments due to the Transferor in respect of the
      Purchase Price (other than cash payments in relation to the Acceptance
      Price) of Receivables (such account, or such other account as the
      Transferor may from time to time designate for such purpose, the "Card
      Proceeds Account").

14.4  The Transferor has opened a bank account in its name for the purpose of receiving any Acceptance Price paid to it by the Receivables Trustee pursuant to Clause 6.1 (such account, or such other account as the
      Transferor may from time to time designate for such purpose, the
      "Acceptance Price Account").

15.   THE TRUSTEE COLLECTION ACCOUNT

      The Receivables Trustee hereby confirms that the Trustee Collection
      Account has been opened in its name at a Qualified Institution.

16.   REPRESENTATIONS

16.1  The Transferor represents as of the date hereof that each of the statements set out in Parts 1 and 2 of Schedule 5 is true and the
      Transferor shall be deemed to repeat such representations by reference to the facts and circumstances then existing on each Addition Date and the
      Closing Date specified in respect of any Supplement.

16.2  On each Addition Date the Transferor shall represent, as of the date specified in the relevant Offer, that in relation to the relevant Offer each of the statements set out in Part 3 of Schedule 5 is true with regard to the Existing Receivables identified in such Offer which are Principal
      Receivables (other than such Existing Receivables which have been notified to the Receivables Trustee as being Ineligible Receivables).

                                       20

16.3  On the Date of Processing in respect of each Future Receivable which is a
      Principal Receivable, the Transferor shall be deemed to represent that each of the statements set out in Part 3 of Schedule 5 is true with regard to such Receivable unless such Principal Receivable is specified by the
      Transferor as being an Ineligible Receivable pursuant to Clause 5.3.

17.   COVENANTS

17.1  The Transferor shall:

      17.1.1  pay to the Receivables Trustee by payment to the Trustee
              Collection Account all payments received by the Transferor in respect of Receivables on Designated Accounts as soon as
              practicable after receipt thereof by the Transferor;

      17.1.2  notify the Receivables Trustee of the existence of any Encumbrance on any Receivable on a Designated Account and defend, at its own expense, the right, title and interest of the Receivables Trustee in, to and under the Receivables on Designated Accounts, whether now existing or created, against all claims of third parties claiming through or under the Transferor;

      17.1.3  comply with and perform its obligations under the Lending
              Agreements relating to the Designated Accounts and the Lending
              Guidelines and all applicable rules and regulations of MasterCard
              International Inc. and its subsidiaries, if any, VISA
              International, Inc. and its subsidiaries, if any, and any other relevant clearing system rules to which it may be subject, except insofar as any failure to comply or perform would not cause a
              Material Adverse Effect;

      17.1.4  have in place and maintain a system which shall at all times be capable of identifying the ownership (including beneficial ownership) of all Receivables arising under any Accounts;

      17.1.5  ensure that, where any proceedings have been initiated against the
              Transferor under any applicable liquidation, insolvency,
              composition, re-organisation (except a solvent re-organisation) or similar laws for its winding-up, dissolution, administration, or re-organisation, the relevant officer of the Transferor
              responsible for dealing with such proceedings shall upon notice thereof take all reasonable steps, acting in good faith, to cause such proceedings to be promptly dismissed.

17.2  The Transferor shall not, except in accordance with the Transaction
      Documents:

      17.2.1  sell, assign, convey, transfer, lease, pledge or otherwise dispose
              (or purport to do so) of any Designated Account or Receivable
              (whether now existing or hereafter created) in a Designated
              Account to any person other than the Receivables Trustee; or

      17.2.2  grant, create, incur, assume or suffer to exist any Encumbrance
              (or purport to do so) over any Receivable (whether now existing or hereafter created) in a Designated Account or any interest therein; or

                                       21

      17.2.3  consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless:

              (a)   if the Transferor is not the surviving entity, the entity
                    formed by such consolidation or into which the Transferor is merged or the entity which acquires by conveyance or
                    transfer the properties and assets of the Transferor
                    substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the
                    Receivables Trustee in form satisfactory to the Receivables
                    Trustee, the performance of the obligations of the
                    Transferor hereunder (to the extent that any right, covenant or obligation of the Transferor hereunder is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, mutatis mutandis, to such successor entity)
                    and the Transferor shall also execute such documents as are necessary for such entity to become the Transferor
                    Beneficiary as contemplated in the Receivables Trust Deed
                    and Servicing Agreement;

              (b)   the Transferor (or the surviving entity if it is not the
                    Transferor) shall have delivered to the Receivables Trustee a certificate of an authorised officer stating that such
                    consolidation, merger, conveyance or transfer and such
                    supplemental agreement comply with this Clause 17.2.3 and
                    that all documentation referred to in (a) above and any
                    conditions precedent specified in such documentation have
                    been complied with, and an Opinion of Counsel that such
                    supplemental agreement is legal, valid, binding and
                    enforceable except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium,
                    re-organisation or other similar laws affecting the
                    enforcement of the rights of creditors generally and (b) as such enforceability may be limited by the effect of general principles of equity; and

              (c)   the Transferor shall have delivered notice to each Rating
                    Agency of such consolidation, merger, conveyance or
                    transfer;

              or

      17.2.4  disclose the name or address of any Obligor to any Person seeking to enforce a claim against the Transferor or otherwise in breach of its obligations of confidentiality to any Obligor, except pursuant to any Requirement of Law.

17.3  Subject to Clause 17.4, the Transferor may from time to time amend the standard form terms and conditions of the Lending Agreements (other than the terms and conditions which relate to the matters referred to in paragraph (iii) of Schedule 1) or the Lending Guidelines in any respect
      (including, without limitation, reducing or increasing the amount of any required minimum monthly payment or amending the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges and other fees assessed thereon), PROVIDED, HOWEVER, that such amendment may only be made if such amendment is also applied to any comparable segment of
      Accounts which are owned and serviced by the Transferor which have characteristics equivalent or substantially similar

                                       22

      to, the Designated Accounts (except as otherwise restricted by an endorsement, sponsorship or other agreement between the Transferor and an unrelated third party or by the terms of the relevant Lending Agreements).

17.4  The Transferor hereby agrees that, except as otherwise required by any
      Requirement of Law or as may be determined by the Transferor to be necessary or in its best interests in order to maintain its credit card business (such determination being based on a good-faith assessment by the
      Transferor, in its sole discretion, of the nature of competition in the credit card business in the United Kingdom as a whole, or, as the case may be, in respect of Accounts relating to a Permitted Additional
      Jurisdiction, of the nature of competition in the credit card business in such Permitted Additional Jurisdiction as a whole), it shall not at any time reduce the Periodic Finance Charges assessed on Receivables existing or arising under any Designated Account or other fees on any Designated
      Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield (as defined in each Supplement) would be less than the Expense Rate (as defined in each Supplement) for any
      Outstanding Issuance, in each case as of the immediately succeeding
      Transfer Date.

18.   CALL OPTION

18.1  The Receivables Trustee hereby grants to the Transferor the option set out in Clause 18.2 below.

18.2  The Transferor may, by following the procedure set out in Clause 18.4 below, from time to time require the Receivables Trustee to assign to the
      Transferor, for a consideration of (pound)1 (payable on each occasion when the said option is exercised into the Trustee Collection Account), all
      Defaulted Receivables existing at the option exercise time on Defaulted
      Accounts, if and to the extent that the same shall not have been assigned to the Transferor pursuant to any earlier exercise of such option (any such Receivables being "ASSIGNED DEFAULTED RECEIVABLES").

18.3  Following the exercise of the option, the amount set out below will be payable in respect of any Offer made in accordance with Clauses 2.1 to 2.3
      (avoiding any double counting):

      (a)     any amount, for the avoidance of doubt excluding Insurance
              Proceeds, received by the Transferor with respect to such Assigned
              Defaulted Receivables; and

      (b)     any consideration payable by a third party for the assignment of such Assigned Defaulted Receivables (net of any costs of the
              Transferor in connection with such sale)

      (each of (a) and (b) being the "SALE RECOVERIES") which, in accordance with the obligation set out in Clauses 2.1 to 2.3, shall be paid into the
      Trustee Collection Account on the Transfer Date relating to the Monthly
      Period during which the Sale Recoveries were realised. For the avoidance of doubt, Sale Recoveries shall only be paid into the Trustee Collection
      Account to the extent that they have been received by the Transferor.

18.4  In order to exercise the option set out in Clause 18.2 above, the
      Transferor shall:

                                       23

      18.4.1  send a notice, substantially in the form of Schedule 3 to the
              Receivables Trust Deed and Servicing Agreement, to the Receivables
              Trustee (the "OPTION NOTICE") stating that on a specified date
              (the "OPTION EXERCISE DATE") it shall require the Receivables
              Trustee to assign the property described in Clause 18.2 above; and

      18.4.2  send an assignment agreement for the Receivables Trustee to execute, substantially in the form of Schedule 3 to the
              Receivables Trust Deed and Servicing Agreement, (the "OPTION
              ASSIGNMENT") stating the Outstanding Face Amount of the Defaulted
              Receivables to be assigned to the Transferor on the related Option
              Exercise Date.

18.5  Upon receipt of an Option Notice and an Option Assignment referred to in
      Clause 18.4 above, the Receivables Trustee shall execute such Option
      Assignment.

19.   NON-PETITION

19.1  HSBC, in any capacity in which it acts under the Transaction Documents, covenants with the Receivables Trustee that it shall not take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation, or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer, of the Receivables Trustee (either in its own capacity or as trustee of the Receivables Trust or otherwise) or any Investor
      Beneficiary, or of any or all of the revenues and assets of any of them.

19.2  The Transferor acknowledges that the obligations of the Receivables
      Trustee under this Deed at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Transferor
      Interest at such time. The Transferor shall not have a right to have recourse to, or make demand or initiate proceedings against the
      Receivables Trustee at any time whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations under this
      Deed, which inability results from the operation of the foregoing provisions of this Clause 19.2.

19.3  The Transferor agrees that it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

20.   BENEFIT OF DEED

20.1  This Deed shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns.

20.2  Except in the circumstances contemplated by the provisions of Clause
      17.2.3 the Transferor in its capacity as such shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder. The Receivables Trustee agrees that it shall, at the expense of the Transferor, execute such documents as the Transferor may reasonably require to effect the matters permitted pursuant to Clause 17.2.3.

                                       24

20.3  The Receivables Trustee shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except to the extent permitted and in the manner provided by the Receivables Trust Deed and
      Servicing Agreement.

21.   DISCLOSURE OF INFORMATION

21.1  The Receivables Trustee hereby agrees that it shall not disclose any
      Account Information to any person except in the following circumstances and only to the extent permitted by applicable law:

      21.1.1  if required in connection with the performance of its duties hereunder or under the Receivables Trust Deed and Servicing
              Agreement and any Supplement thereto;

      21.1.2  if required in order to enforce the rights of any Beneficiary of the Receivables Trust, or in connection with the appointment or duties of a Successor Servicer appointed pursuant to Clause 11.3 of the Receivables Trust Deed and Servicing Agreement;

      21.1.3  with the consent of the Transferor, in connection with any security interest any Investor Beneficiary has created or is proposing to create over its beneficial interest in the
              Receivables Trust in connection with an issue of Related Debt or
              Associated Debt; or

      21.1.4  pursuant to any Requirement of Law.

21.2  The Receivables Trustee agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of Account Information and, in connection therewith, shall allow the Transferor (at the Transferor's expense) to inspect the Receivables Trustee's security and confidentiality arrangements from time to time during normal business hours and upon reasonable notice being given.

21.3  If the Receivables Trustee is required by any Requirement of Law to disclose any Account Information, the Receivables Trustee shall provide the Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement. The Receivables
      Trustee shall make reasonable efforts to provide the Transferor with written notice no later than five Business Days prior to any such disclosure unless compliance with this requirement would or might breach any law.

22.   REMEDIES AND WAIVERS

22.1  No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

22.2  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

                                       25

23.   PARTIAL INVALIDITY

23.1  Without prejudice to any other provision hereof, if one or more provisions hereof is or becomes invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party or parties shall not, to the fullest extent permitted by applicable law, render invalid, illegal or unenforceable such provision or provisions in any other jurisdiction or with respect to any other party or parties hereto.

24.   COUNTERPARTS

24.1  This Deed may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

25.   NOTICES

25.1  Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by fax or letter.

25.2  Any communication, notice or document to be made or delivered by any one person to another pursuant to this Deed shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by fax) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each fax communication made by one party hereto to another shall be made to that other person at the fax number notified to such party by that other person from time to time:

      25.2.1  in the case of the Transferor to HSBC Bank plc, 8 Canada Square,
              London E14 5HQ, fax number: 020 7991 4663 attention: HSBC Cards
              Services; and

      25.2.2  in the case of the Receivables Trustee to PO Box 75, 26 New
              Street, St Helier, Jersey, JE4 8PP, fax number: +44 (0) 1534 814
              729, attention: the Directors.

26.   TERMINATION OF RECEIVABLES TRUST DEED AND SERVICING AGREEMENT

26.1  Notwithstanding any other provision of this Deed, the parties hereto acknowledge that if following the occurrence of any Insolvency Event the
      Receivables Trust is dissolved in accordance with the provisions of Clause
      6.3 of the Receivables Trust Deed and Servicing Agreement, then the provisions of this Deed shall also terminate without further action by the parties hereto, PROVIDED, HOWEVER, that such termination shall be without prejudice to any rights existing on or prior to the date of such
      Insolvency Event (including rights relating to the giving of notice to
      Obligors as set out in Clause 6 hereof).

                                       26

27.   LAW

27.1  This Deed shall be governed by, and construed in accordance with, English law.

28.   JURISDICTION

28.1  Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this
      Deed and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts. Each of the parties hereto also agrees for the benefit of each other party that any proceedings against any party to this Deed arising out of or based upon this Deed may be instituted in a court of Jersey, Channel Islands.

28.2  Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 28.1 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this
      Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

28.3  The Receivables Trustee irrevocably appoints the person specified against its name below to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in
      England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

29.   RIGHTS OF THIRD PARTIES

      Without prejudice to the rights of any shareholder, officer, agent or director as referred to at clause 19.3 to enforce clause 19.3, a person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS WHEREOF the parties hereto have caused this Deed to be executed and delivered by their duly authorised representatives as a deed on the day and year first before written.

                                       27

                                   SCHEDULE 1

                                ELIGIBLE ACCOUNTS

      An Account will be an "Eligible Account" if it is an Account:

      (i)     where the Obligor is an individual, natural person, and is not a company or partnership for the purposes of Section 349(2) of the
              Income and Corporation Taxes Act 1988;

      (ii)    which was in existence and maintained with the Transferor prior to its designation as a Designated Account;

      (iii)   which is payable in pounds sterling or the lawful currency of a
              Permitted Additional Jurisdiction (where the Account is in a
              Permitted Additional Jurisdiction);

      (iv)    which is governed by one of the Transferor's standard form credit card agreements or if it was acquired by the Transferor was originated on contractual terms not materially different from that standard form;

      (v)     which is governed by a Lending Agreement without waiver or amendment in any material respect of the following matters:
              governing law, assignment and disclosure of information to persons who may assume rights under the Lending Agreement, or else, if acquired by the Transferor, is governed by contractual terms not materially different from such Lending Agreement in relation to those matters listed previously;

      (vi)    which is governed in whole or in part by the Consumer Credit Act
              1974, and creates legal, valid and binding obligations between the
              Transferor and the relevant Obligor and is enforceable against the relevant Obligor in accordance with the Consumer Credit Act 1974, subject to applicable bankruptcy laws, other similar laws
              affecting creditor's rights, general equitable principles and limitations on enforcement in the jurisdiction of the relevant
              Obligor and which was otherwise created and complies with all other applicable laws;

      (vii)   the Obligor of which has provided as its most recent billing address an address which is located in either England, Wales,
              Scotland, Northern Ireland or a Permitted Additional Jurisdiction
              or a Restricted Additional Jurisdiction, Provided however that the aggregate balance of Receivables in any Designated Accounts which would have fallen outside the foregoing criteria but for this proviso (including any Existing Receivables comprised in the same
              Offer as the Receivables in the Account in respect of which this representation is being made), would equal an amount which represents less than 10 per cent. of the total aggregate balance of Receivables in the Securitised Portfolio;

      (viii)  any card in respect of which the Transferor has not classified on its electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

      (ix)    which has been originated or purchased by the Transferor;

                                       28

      (x)     which has been operated, in all material respects, in accordance with the Transferor's policies and procedures and usual practices for the operation of its credit card business;

      (xi)    which has not been, and does not have any Receivables which have been, sold, pledged, assigned or otherwise conveyed to any person
              (except to the Receivables Trustee following its acceptance of an
              Offer);

      (xii)   the receivables in respect of which have not been charge-off by the Transferor on the date the Account is specified as a
              Designated Account;

      (xiii)  subject as provided below, which is not a Defaulted Account; and

      (xiv)   which relates to an Obligor who is not identified by the
              Transferor in its computer files as being the subject of a voluntary or involuntary bankruptcy or equivalent proceeding.

PROVIDED, HOWEVER, that notwithstanding (i) to (xiv) above an Account will be an
Eligible Account if the Transferor and the Receivables Trustee have received confirmation from each Rating Agency that the inclusion of such Account (or each
Account with such characteristics) will not result in a withdrawal or reduction of the then current rating of any outstanding debt secured directly or indirectly on the property of the Receivables Trust.

Eligible Accounts may include Accounts, the Receivables of which have been written off, provided that:

      (c)     the balance of all Receivables included in such Accounts is reflected on the books and records of the Transferor as "zero"
              (and is treated as such, whether or not such Account has been designated a Zero Balance Account); and

      (d)     charging privileges with respect to all such Accounts have been cancelled in accordance with the Lending Guidelines and will not be reinstated by the Transferor or the Servicer.

                                       29

                                   SCHEDULE 2

                              ELIGIBLE RECEIVABLES

A Receivable will be an "Eligible Receivable" if:

      (i)     it has arisen under an Eligible Account;

      (ii)    it was originated under the Transferor's standard form credit card agreements and is governed, in whole or in part, by the Consumer
              Credit Act 1974, or else , if the related Account was acquired by the Transferor, under contractual terms that are materially the same as the standard form credit card agreements and are governed in whole or in part by the Consumer Credit Act 1974;

      (iii)   it has been otherwise created in compliance with all other applicable laws and all consents, licenses, approvals,
              authorisations, registrations or declarations required to be obtained, effected or given by the Transferor or the Servicer in connection with the creation and assignment of Receivables have been obtained, effected or given, and are in full force and effect as of the date of creation;

      (iv)    it was originated in accordance with the Transferor's policies and procedures and usual practices for its credit card business (or in respect of a Receivable which has arisen on an Account acquired by the Transferor prior to the date of acquisition by the Receivables
              Trustee, it was, to the best of the Transferor's knowledge and belief, originated in accordance with the lending guidelines of the originator of such Account);

      (v)     it is not a defaulted receivable as at the Offer Date or Addition
              Date, as applicable;

      (vi)    it is free and clear of any Encumbrances exercisable against the
              Transferor or the Receivables Trustee arising under or through the
              Transferor (or any of its Affiliates) and to which, at the time of creation of such Receivable (or at the time of acquisition of such
              Receivable by the Transferor if such Receivable was originated by any person other than the Transferor) and at all times thereafter, the Transferor or the Receivables Trustee had good and marketable title;

      (vii)   it constitutes legal, valid and binding obligations of the relevant Obligor enforceable against such Obligor in accordance with the terms of the relevant credit card agreement under which it was originated subject only to (a) applicable bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of the rights of creditors generally and
              (b) the effect of general principles of equity and limitation on enforcement in the relevant cardholder's jurisdiction of
              residence;

      (viii)  it is not currently subject to any defence, dispute, event, set-off counterclaim or enforcement order; and

      (ix)    at the time of transfer to the Receivables Trustee, it has not been waived or modified except as permitted in accordance with the terms of this Deed.

                                       30

                                   SCHEDULE 3

                                  FORM OF OFFER

To:    The Receivables Trustee

From:  HSBC BANK PLC

Dated: [o]

                                                             SUBJECT TO CONTRACT
                                                     (UNLESS AND UNTIL ACCEPTED)

                                      OFFER

1.    We refer to the Receivables Securitisation Deed (as from time to time amended, supplemented or novated, the "RECEIVABLES SECURITISATION DEED")
      dated on or about [o] and made between ourselves and yourselves.

2.    Terms defined in (or incorporated by reference into) the Receivables
      Securitisation Deed shall bear the same meaning herein.

3.    We have identified on our system (and identified therein) certain Accounts which, should you decide to accept this Offer by payment of the Acceptance
      Price, are to become Designated Accounts (subject to any revocation pursuant to paragraph 8, the "NEW DESIGNATED ACCOUNTS"). If you accept this Offer the New Designated Accounts will be identified with the designation "[o]" in the Designated Account File maintained by the
      Servicer. We hereby offer you an assignment of:

      (i)     the Existing Receivables under each such New Designated Account as of the opening of business on the Proposed Addition Date (defined below) in respect of this Offer;

      (ii)    all Future Receivables under each such New Designated Account which are not Finance Charge Receivables in respect of Principal
              Receivables and which arise before the earliest of:

              (a)   in respect of each New Designated Account, such time (if
                    any) as such Account becomes a Redesignated Account;

              (b)   the termination of the Receivables Trust; or

              (c)   the occurrence of an Insolvency Event;

      (iii)   all Future Receivables arising on each New Designated Account which are Finance Charge Receivables in respect of Receivables which are offered to the Receivables Trustee pursuant to
              paragraphs (i) and (ii) above;

      (iv)    (to the extent such are capable of assignment) the benefit of, and any proceeds arising from, each guarantee or insurance policy obtained by ourselves in respect of the obligations of an Obligor to make payments on such New Designated Accounts, including all
              Insurance Proceeds; and

                                       31

      (v)     [in respect of the Offer pursuant to Clause 2.1 of the Receivables
              Securitisation Deed only] Acquired Interchange in respect of each
              Monthly Period.

4.    The Acceptance Price payable in order to accept this Offer is
      [(pound)10,000]. The Offer may be accepted on the date hereof (being the
      "PROPOSED ADDITION DATE") at any time falling at least one hour after it has received notification of the Outstanding Face Amount of the Existing
      Receivables pursuant to Clause 9.5(a)(ix) of the Receivables Trust Deed and Servicing Agreement. If this Offer is not accepted on the Proposed
      Addition Date, it shall lapse at the close of business on such date and shall not be capable of acceptance thereafter.

5.    Save in respect of those Existing Receivables which we have identified as an Ineligible Receivables, we will warrant to you in respect of each
      Existing Receivable which is a Principal Receivable which is offered to you hereby, that each of the representations referred to in Clause 16.2 of the Receivables Securitisation Deed is true on and as of the following date: [specify relevant date].

6.    We acknowledge that if you accept the Offer contained herein we will be deemed to represent in respect of each Future Receivable which is a
      Principal Receivable arising on the New Designated Accounts on the Date of
      Processing relating thereto that each of the representations referred to in Clause 16.3 of the Receivables Securitisation Deed is true on and as of such Date of Processing save in respect of a Principal Receivable which we have identified as an Ineligible Receivable.

7.    In respect of the New Designated Accounts we certify and represent that:

      (i)     no selection procedures adverse to the Investor Beneficiaries of any Outstanding Issuance have been employed by us in selecting the
              New Designated Accounts from amongst the Eligible Accounts in our portfolio of Accounts; and

      (ii)    [in respect of Offers pursuant to Clause 2.2 of the Receivables
              Securitisation Deed only, and where there is outstanding
              Associated Debt which is rated by a Rating Agency] [the Offer satisfies the Maximum Addition Amount criteria] or [the Offer does not satisfy the Maximum Addition Amount criteria but we have received written confirmation from each Rating Agency that the inclusion of such New Designated Accounts as Designated Accounts pursuant to Clause 2.2 of the Receivables Securitisation Deed will not result in a withdrawal or downgrading of the current rating of any Associated Debt].

8.    This Offer shall be revocable, in whole or in respect of certain nominated
      Accounts only, from the date of this Offer until such time as this Offer is accepted by you (if at all). We will inform you in writing if we intend to revoke this Offer either in whole or in respect of certain nominated
      Accounts only.

Yours faithfully

                                       32

for and on behalf of

HSBC BANK PLC

                                       33

                                   SCHEDULE 4

                    CONDITIONS PRECEDENT TO SUBSEQUENT OFFERS

The Transferor shall provide the following documents to the Receivables Trustee
(which shall be in form and substance satisfactory to the Receivables Trustee):

1.    A Solvency Certificate from the Transferor substantially in the form set out in the Schedule 7.

2.    A statement from the Transferor in the relevant Offer substantially in the form set out in paragraph 7 of the form of Offer in Schedule 3 confirming either:

      (i)     the Offer satisfies the Maximum Addition Amount criteria; or

      (ii)    if the Offer does not satisfy the Maximum Addition Amount criteria but the Transferor has received written notice from each Rating
              Agency that the inclusion of such Accounts as Designated Accounts pursuant to Clause 2.2 will not result in the reduction or withdrawal of its then current rating of any outstanding Related
              Debt or Associated Debt,

      PROVIDED THAT this paragraph 2 shall not be a condition precedent to any
      Offer if on the related Offer Date there is no outstanding Associated Debt for which a rating has been provided by a Rating Agency.

3.    If applicable, a legal opinion addressed to the Receivables Trustee in respect of Receivables arising in any new Permitted Additional
      Jurisdiction from reputable legal advisers qualified to practise in such new Permitted Additional Jurisdiction.

                                       34

                                   SCHEDULE 5

                                 REPRESENTATIONS

                  PART 1 - REPRESENTATIONS AS TO MATTERS OF LAW

1.    ORGANISATION: It is a limited liability company duly incorporated under the laws of England, with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business is presently conducted and with power to enter into this Deed and the other Transaction Documents to which it is party and each assignment in respect of any Receivables assigned pursuant to any acceptance of an Offer (in this Schedule 5, each a "RECEIVABLES
      ASSIGNMENT") and to exercise its rights and perform its obligations thereunder, and all corporate and other action required to authorise its execution and delivery of each Transaction Document to which it is party and each Receivables Assignment and its performance of its obligations thereunder has been duly taken or will be taken prior to the execution of such Transaction Document or Receivables Assignment (as the case may be).

2.    DUE AUTHORISATION: All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Transaction Document to which it is party or in any Receivables Assignment, (b) to ensure that the obligations expressed to be assumed by it in each Transaction Document to which it is party or in any Receivables Assignment are legal, valid and binding on it and (c) to make each Transaction Document to which it is party and each
      Receivables Assignment admissible in evidence in England have been done, fulfilled and performed or will be done, fulfilled or performed prior to the execution of such Transaction Document or Receivables Assignment (as the case may be) save for the payment of stamp duty in respect of any assignment of Receivables or any agreement to assign Receivables (or any memorandum of such an assignment or agreement) under any Requirement of
      Law (where payable).

3.    NO VIOLATION: The execution of each Transaction Document to which it is party by it and its entry into any Receivables Assignment, and the exercise of its rights and the performance of its obligations under any such document or assignment will not conflict with or violate any
      Requirement of Law.

4.    DOCUMENTARY REQUIREMENTS: Under the laws of England in force as at the date of making this representation, it is not necessary that any
      Transaction Document or any Receivables Assignment be filed, recorded or enrolled with any court or other authority in England or that any stamp, registration or similar tax be paid on or in relation to any Transaction
      Document or any Receivables Assignment, save for the payment of stamp duty on any Receivables Assignment under any Requirement of Law (where payable).

5.    BINDING OBLIGATIONS: The obligations expressed to be assumed by it in each
      Transaction Document to which it is party and each Receivables Assignment are legal and valid obligations binding on it and enforceable against it in accordance with its terms (or will be so upon execution of each such
      Transaction Document or completion of such Receivables Assignment), except
      (a) as such enforceability may be limited by applicable

                                       35

      bankruptcy, insolvency, moratorium, re-organisation or other similar laws affecting the enforcement of the rights of creditors generally or by regulatory duties and obligations under the Banking Act 1987 or any successor or replacement legislation and (b) as such enforceability may be limited by the effect of general principles of equity.

6.    ALL CONSENTS REQUIRED: All approvals, authorisations, consents, orders or other actions of any person or of any governmental or regulatory body or official required in connection with the execution and delivery of each
      Transaction Document to which it is party, the performance of the transactions contemplated by each Transaction Document to which it is party and/or its completion of any Receivables Assignment have been obtained, other than those that would not materially and adversely affect the validity or enforceability of the Transaction Documents or relevant
      Receivables Assignment.

                                       36

                 PART 2 - REPRESENTATIONS AS TO MATTERS OF FACT

7.    NO PROCEEDINGS: There are no proceedings or investigations commenced or, to the best of its knowledge, pending or threatened against the Transferor before any Court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any
      Transaction Document or of any Receivables Assignment made in the manner therein contemplated; (ii) seeking to prevent the entering into of any such Receivables Assignment or of any of the transactions contemplated by any Transaction Document; (iii) seeking any determination or ruling that, in the Transferor's reasonable opinion, would materially and adversely affect the performance by it of its obligations under any Transaction
      Document; or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any
      Transaction Document or any Receivables Assignment to be made in the manner therein contemplated.

8.    NO CONFLICT: The execution of any Transaction Document or completion of any Receivables Assignment in the manner therein contemplated and the exercise by the Transferor of its rights and the performance of its obligations thereunder with regard to such Receivables will not conflict with, result in any breach of the material terms and provisions of, or constitute a material default under, any agreement, indenture, contract, mortgage, deed of charge or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

9.    DUE QUALIFICATION: All licences, approvals, authorisations and consents which may be reasonably considered to be necessary in connection with the performance of its credit card business and in particular any applicable authorisations under the Consumer Credit Act 1974 and the Data Protection
      Act 1998 have been obtained and remain in force in all material respects.

10.   INSOLVENCY: None of the events described in paragraphs 1 to 4 of Schedule
      6 has occurred and is continuing with respect to the Transferor.

11.   ACCOUNTS NOT DELINQUENT: In relation to any Account which becomes a
      Designated Account on an Addition Date on which this representation is made, no Receivables on such Account have remained outstanding for more than 180 days after the initial due date for payment thereof.

                                       37

                PART 3 - REPRESENTATIONS RELATING TO RECEIVABLES

1.    ELIGIBILITY: Unless identified as an Ineligible Receivable, each Existing
      Receivable is an Eligible Receivable and has arisen under an Eligible
      Account and, unless specified in any Servicer Daily Report provided to the
      Receivables Trustee by the Servicer pursuant to Clause 9.6(a) of the
      Receivables Trust Deed and Servicing Agreement, each Future Receivable which is a Principal Receivable is on the relevant Date of Processing an
      Eligible Receivable and has arisen from an Eligible Account in the amount specified in such Servicer Daily Report.

2.    ASSIGNMENT EFFECTIVE: The assignment of each Receivable the subject of an
      Offer will be effective to pass to the Receivables Trustee good and marketable title thereto and the benefit thereof (including in such context, any Collections and other rights in connection therewith such as related guarantees and Insurance Proceeds) free of any Encumbrances in favour of any person claiming through or under the Transferor or any of its Affiliates to the Receivables Trustee and, subject to any limitations arising on enforcement in the jurisdiction of the relevant Obligor, no further act, condition or thing will be required to be done in connection therewith to enable the Receivables Trustee to require payment of any such
      Receivable or to enforce any such right in the courts of England and
      Wales, Scotland or Northern Ireland or any Permitted Additional
      Jurisdiction without the participation of the Transferor other than:

      (1)     the giving of a Notice of Assignment and completion of a written transfer in respect of such Receivables and the payment of any applicable United Kingdom stamp duty; or

      (2)     the joinder of the Transferor as a party to proceedings by the
              Receivables Trustee against the relevant Obligor.

3.    COMPLIANCE: The assignment of each Receivable the subject of an Offer is in compliance with Requirements of Law applicable to the Transferor on the date of such assignment.

4.    SELECTION: No selection procedures adverse to the Investor Beneficiaries, whether direct or indirect, have been employed by the Transferor in selecting the Eligible Accounts from amongst the accounts originated or acquired by the Transferor.

                                       38

                                   SCHEDULE 6

                               NOTIFICATION EVENTS

1.    A duly authorised officer of the Transferor shall admit in writing that the Transferor is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or the Transferor
      makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness.

2.    Either:

      (a)     the Transferor shall consent to or take any corporate action relating to the appointment of a receiver, administrator,
              administrative receiver, trustee, liquidator or similar officer of it or relating to all or substantially all of its revenues and assets; or

      (b)     proceedings shall be initiated against the Transferor under any applicable liquidation, insolvency, composition, re-organisation or similar laws for its winding-up, dissolution, administration or reorganisation (except for a solvent reorganisation) and such proceedings are not discharged within 60 days; or

      (c)     a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of the Transferor or relating to all or substantially all of its revenues and assets is legally and validly appointed and such appointment is not discharged within 14 days.

3.    Any execution or distress is levied against, or an encumbrancer takes possession of, the whole or any material part of the property, undertaking or assets of the Transferor or any event occurs which under the laws of any jurisdiction has a similar or analogous effect.

4.    The Transferor (or the Servicer on behalf of the Transferor) fails to pay any sum due from it to the Receivables Trustee hereunder in respect of the
      Designated Accounts within 5 Business Days of the due date thereof or the date of demand, if payable on demand, in the currency and in the manner specified herein, and such failure is not remedied within 10 Business Days after the Receivables Trustee has given notice thereof to the Transferor.

                                       39

                                   SCHEDULE 7

                          FORM OF SOLVENCY CERTIFICATE

                        [on letterhead of the Transferor]
                                 ("the Company")

To:   The Receivables Trustee

      [Address]

                                                                       dated [o]

                    IN RELATION TO THE OFFER FOR THE SALE OF

                           CREDIT CARD RECEIVABLES BY

                                  HSBC BANK PLC

IT IS HEREBY CERTIFIED that, having duly considered the provisions of Sections
123 (as to when a company is deemed to be unable to pay its debts) and 238 to
241 (as to transactions at an undervalue and preferences) of the Insolvency Act
1986 (the "Act") the Company has determined that:

(1)   as at the date hereof, the Company is able to pay its debts within the meaning of Section 123 of the Act and would not become unable to do so as a consequence of the sale by way of assignment of credit card receivables pursuant to the Offer of even date herewith] (the "Offer") [and effect of the proposed Discount Percentage nomination] made pursuant to the terms of
      Clause [2.1/2.2] of the receivables securitisation agreement (the "RSD")
      dated [o] and entered into between the Company and the Receivables
      Trustee;

(2)   no order has been made or resolution passed for the winding-up or administration of the Company and, to the best of my knowledge and belief:

      (a)   no petition had been presented for the winding-up or administration of the Company; and

      (b)   no receiver, administrative receiver, or receiver and manager has been appointed in relation to all or any material part of the
            Company's property, assets or undertaking

      (disregarding proceedings which are not being pursued or are discharged or are being contested in good faith on proper grounds where less than 60 days have expired since their commencement);

(3)   the value in money or money's worth of the consideration which would be receivable by the Company in accordance with the RSD following any acceptance of the Offer would not be significantly less than the value, in money or money's worth, of the consideration provided by the Company under the RSD;

                                       40

(4)   any assignment of the Receivables to the Receivables Trustee which would occur upon acceptance of the Offer and all matters concerning the Company in connection with such matters would, to the extent to which these were to be carried out by the Company, be effected by the Company in good faith and for the purpose of carrying on its business, and there are reasonable grounds for believing that the assignment of the Receivables and all related matters would benefit the Company;

(5)   in submitting the Offer to the Receivables Trustee the Company has not
      been influenced by a desire to prefer one of the Company's creditors and/or prejudice the general body of creditors of the Company; [and]

(6)   [in respect of a Discount Percentage only] in the reasonable opinion of the Company the performance of the portfolio of Designated Accounts is such that the yield of Finance Charge Collections is not generating adequate cashflows for the Beneficiaries of the Receivables Trust and the
      size of the Discount Percentage is not intended by the Company solely to accelerate distributions of Deferred Consideration to the Transferor].

Words and expressions defined in the RSD shall, unless the context otherwise requires, bear the same meanings when used herein.

DATED

----------------------------------
Signed for and on behalf of

HSBC BANK PLC

                                       41

                                   SCHEDULE 8

                          FORM OF NOTICE OF ASSIGNMENT

From:         HSBC BANK PLC

To:           [Obligor]

Account ref:  [o]

Notice of Assignment

We are writing to notify you that on [o] HSBC Bank plc transferred its rights to receive all amounts payable by you in respect of your [description of product]
account to Turquoise Receivables Trustee Limited to be held on trust for, among others, HSBC Bank plc. This transfer related only to amounts payable for charges incurred on your account. The account itself continued to be legally held with
HSBC Bank plc and the terms and conditions on which the account is held did not change as a consequence of the transfer.

Following your receipt of this notice all payments which you are required to make for charges on your account will now be made directly to Turquoise
Receivables Trustee Limited as the party entitled to receive those payments.
However, please note that this notice is for your information only and you do not need to do anything further in relation to your account.

HSBC BANK PLC

*[Note: This notice could attract stamp duty if signed manually, so should rather be stamped.]

IN WITNESS WHEREOF, the parties hereto have caused this Deed to be executed and delivered by their duly authorised representatives on the day and year first before written.

                                       42

                                    EXECUTION

TRANSFEROR AND OFFEROR

EXECUTED AS A DEED                            )
By MICHAEL WORSFOLD                           )      MICHAEL WORSFOLD
acting as attorney                            )
for and on behalf of                          )
HSBC BANK PLC                                 )
in the presence of:                           )

Signature of witness:                     ANDREW HUTCHINSON
                                    ---------------------------------
Name of witness:                          ANDREW HUTCHINSON
                                    ---------------------------------
Address:                                  8 CANADA SQ, LONDON
                                    ---------------------------------
Occupation:                               LEGAL ADVISER
                                    ---------------------------------

RECEIVABLES TRUSTEE

EXECUTED as a Deed by                     )
TURQUOISE RECEIVABLES                     )
TRUSTEE LIMITED                           )
Pursuant to a resolution of the board     )       S.M. HOLLYWOOD
                                                  DIRECTOR

                                       43